Exhibit 10.8

AIR METHODS CORPORATION
2015 EQUITY INCENTIVE PLAN

DIRECTOR STOCK OPTION AGREEMENT

THIS DIRECTOR STOCK OPTION AGREEMENT is made and entered into as of ___________, by and between AIR METHODS CORPORATION (the “Company”) and ___________ (the “Optionee”) (together, the “Parties”).

RECITALS:

I.           On May 20, 2015, the stockholders of the Company approved the Company’s 2015 Equity Incentive Plan (the “Plan”), which provides that employees, non-employee directors and consultants of the Company and its Subsidiaries may receive options to purchase Common Stock of the Company.

II.          The Plan permits the granting of incentive stock options, which conform to the requirements of Section 422 of the United States Internal Revenue Code of 1986, as amended (the “Code”), and non-incentive stock options, which do not qualify as incentive stock options under that Section.

III.        The Optionee has been selected to receive a non-incentive stock option pursuant to the Plan.

IV.        The Optionee is desirous of obtaining the stock option on the terms and conditions herein contained.

V.         All capitalized terms which are not defined herein shall have the meanings set forth in the Plan.

AGREEMENT:

IT IS THEREFORE agreed by and between the Parties, for and in consideration of the premises and the mutual covenants herein contained and for other good and valuable consideration, as follows:

1.          Grant of Option. The Company has granted to the Optionee, on ____________ (the “Grant Date”), an option to purchase _________ shares of Common Stock of the Company (the “Option”) upon the terms and conditions herein set forth and subject to the terms and conditions of the Plan. The Option is granted as a matter of separate agreement, and not in lieu of any regular or special compensation for services.

2.          Exercise Price. The per share exercise price of the Option is $_______ per share, which is not less than the Fair Market Value of a share of Common Stock on the Grant Date.

3.          Term. Unless sooner terminated or modified under the provisions of this Agreement, the Option shall continue and shall automatically expire at the close of business on ____________, the fifth anniversary of the Grant Date.

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4.          Vesting Schedule. The Option shall vest and may be exercised by the Optionee to purchase the total number of shares specified in paragraph 1 in accordance with the following vesting schedule, provided the Optionee remains a member of the Company’s Board continuously from the Grant Date through the vesting dates set forth below: commencing _____________, ______shares shall vest. The remaining shares shall vest in full on _________. After the Option has vested, the Optionee may exercise the vested portion of the Option at any time and from time to time prior to expiration of the Option.

5.          Cessation of Board Service. If the Optionee’s status as a member of the Company’s Board shall terminate for any reason, the Option, to the extent then vested and exercisable, shall remain exercisable after such termination until the expiration of the Option, and shall not be forfeited as a result of the Optionee’s termination as a director. Any portion of the Option that is not vested and exercisable as of the date Optionee ceases to be a member of the Board shall terminate and cease to be outstanding as of the date such Board service ceases.

5.          Exercise upon Death; Option Generally Not Transferable. In the event of the Optionee’s death, the Option may be exercised by the personal representative of the Optionee’s estate or, if no personal representative has been appointed, by the successor or successors in interest determined under the Optionee’s will or under the applicable laws of descent and distribution. The Option may not be transferred, assigned, encumbered or alienated in any way by the Optionee except pursuant to a qualified domestic relations order as defined by the Code, Title I of the Employee Retirement Income Security Act, or the rules thereunder, and any attempt to do so shall render the Option and any unexercised portion thereof, at the discretion of the Company, null and void and unenforceable by the Optionee.

6.          Exercise. The Option may be exercised in whole or in part by delivering to the Company written notice of exercise together with payment in full for the shares being purchased upon such exercise. The purchase price for any shares purchased pursuant to the exercise of an Option will be paid, by any one or a combination of the following: (a) delivery of cash or a check to the order of the Company, (b) exercise through a registered broker-dealer pursuant to such cashless exercise procedures, which are, from time to time, deemed acceptable by the Committee, or (c) by an “immaculate exercise” arrangement pursuant to which the Company will reduce the number of shares issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price (with the remainder of the exercise price to be paid in cash). If requested by the Committee, the Optionee will deliver this Option Agreement evidencing the Option to the Secretary of the Company who will endorse thereon a notation of such exercise and return this Option Agreement to the Optionee.  No fractional Common Stock (or cash in lieu thereof) will be issued upon exercise of an Option and the number of Common Stock that may be purchased upon exercise will be rounded to the nearest number of whole shares of Common Stock.

7.          Issuance of Shares. The Company will, upon receipt of said notice and payment, issue or cause to be issued to the Optionee (or to his personal representative or other person entitled thereto) a stock certificate for the number of shares purchased thereby, or electronically deliver such shares to an account designated by the Optionee. The Optionee may designate a member of the Optionee’s immediate family as a co-owner of the said shares.

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8.          Securities Law Compliance. The Company may, in its discretion, file and maintain effective with the Securities and Exchange Commission a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the “Act”), covering the sale of the optioned shares to Optionee upon exercise of the Option. If, at the time of exercise, the Company does not have an effective Registration Statement on file covering the sale of the optioned shares, the Optionee represents and agrees that: (i) the Option shall not be exercisable unless the purchase of optioned shares upon the exercise of the Option is pursuant to an applicable effective registration statement under the Act, or unless in the opinion of counsel for the Company, the proposed purchase of such optioned shares would be exempt from the registration requirements of the Act, and from the qualification requirements of any state securities law; (ii) upon exercise of the Option, the Optionee will acquire the optioned shares for the Optionee’s own account for investment and not with any intent or view to any distribution, resale or other disposition of the optioned shares; (iii) the Optionee will not sell or transfer the optioned shares, unless they are registered under the Act, except in a transaction that is exempt from registration under the Act, and each certificate issued to represent any of the optioned shares shall bear a legend calling attention to the foregoing restrictions and agreements. The Company may require, as a condition of the exercise of the Option, that the Optionee sign such further representations and agreements as it reasonably determines to be necessary or appropriate to assure and to evidence compliance with the requirements of the Act.

9.          No Stockholder Rights, The Optionee shall have no rights as a stockholder with respect to the shares of Common Stock which may be purchased pursuant to the Option until such shares are issued to the Optionee.

10.        Governing Law. This Agreement is entered into and shall be governed by, construed and enforced in accordance with the laws of the State of Delaware.

11.        Plan Incorporated. The terms and conditions contained in the Plan, as it may be amended from time to time hereafter, are incorporated into and made a part of this Agreement by reference, as if the same were set forth herein in full, and all provisions of the Option are made subject to any and all terms of the Plan. Terms not defined in this Director Stock Option Agreement shall have the same meaning as when used in the Plan.

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IN WITNESS WHEREOF, the parties have hereunto affixed their signatures in acknowledgment and acceptance of the above terms and conditions on the date first above set forth.

AIR METHODS CORPORATION

By:
Name:
Title:

Name:

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